Merrill Lynch Investment Managers

www.mlim.ml.com



Annual Report
March 31, 2001

Mercury
U.S. High Yield
Fund, Inc.





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and
  Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Robert P. Browne, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Kevin J. McKenna, Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and
  Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Director/Trustee of Mercury U.S. High Yield Fund,
Inc., has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Zeikel well in his retirement.





March 31, 2001
Mercury U.S. High Yield Fund, Inc.


DEAR SHAREHOLDER

Fiscal Year in Review
Since inception (September 5, 2000) through March 31, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -6.63%, -6.76%, -6.99% and -7.07%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 8--10 of this report to shareholders.) These results were lower than the unmanaged Credit Suisse First Boston (CSFB) Global High Yield Index, which returned -1.29% for the period August 31, 2000 to March 31, 2001. The Fund underperformed as a result of an underweighted position in the BBB-BB sector and, because of security selection. In addition to declining securities during the last six months, other large declines that affected performance in particular included Republic Technologies, Kitty Hawk, Inc. and Regal Cinemas Inc.

The High-Yield Market
During the six-month period ended March 31, 2001, the high-yield market had a total return of -0.37%, as measured by the CSFB Global High Yield Index. While the high-yield market was quite weak in October and November, it improved in December and surged in January and February 2001, as the Federal Reserve Board lowered interest rates, attracting new investors to the market. However, it has softened since. For the six months ended March 31, 2001, the US economy experienced a general deterioration. Initially, basic industry slumped with autos, steel, paper and other old economy industries reflecting marked volume and price deterioration. Gross domestic product (GDP) decelerated from a first half 2000 rate of growth averaging 5.2% down to 2.2% in the third quarter and 1% in the final quarter of 2000. In the first quarter 2001, the slowdown spread to technology and telecommunications with personal computer sales contracted by 3.5%, the first quarterly decline in seven years. Orders dropped steeply for telephone equipment manufacturers such as Nortel Networks, Ltd., Lucent Technologies, Inc. and Cisco Systems, Inc., resulting in layoffs. While first quarter 2001 GDP was reported up 2%, it was unclear whether this represents recovery. Some evidence says it does not. At this time it remains uncertain as to whether or not the US economy will escape a recession in 2001.

The Federal Reserve Board responded to economic weakness with a series of interest rate reductions. Starting with a 50 basis point (0.50%) reduction in early January, the Federal Reserve Board lowered interest rates a cumulative 1.50% through March. The interest rate decline is positive for fixed-income securities that retain their yields, while short-term interest rates are dropping. The offset is that a weak economy means declining corporate earnings, deteriorating credit conditions and rising bond defaults. In the first quarter of 2001, earnings disappointments were relatively frequent and are likely to affect high-yield bond prices.


Portfolio Matters
For the six-month period ended March 31, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -5.21%, -5.33%, -5.52% and -5.61%, respectively. The Fund underperformed the benchmark CSFB Global High Yield Index, which returned -0.37% for the same period.

Disappointing positions included Corning Consumer Products, Weirton Steel Corp., Chiquita Brands International Inc. and Vlasic Foods International Inc., which experienced operational and liquidity problems. Telesystem International, a global wireless communications provider, suffered from a very slow startup and a large cash drain of its European Dolphin subsidiary, despite superior results and solid asset values in its other operations. These disappointments more than offset a healthy rebound in several healthcare holdings.

Investment Outlook and Strategy
We believe that the high-yield market is likely to perform well in the current environment. The investment issues that investors have to deal with are: How weak will the economy get? Is the market appropriately discounting the deteriorating credit conditions and rising default rates? The answer to the first issue is uncertain. We believe that a relatively mild recession and U-shaped recovery may occur. However, the market may need a clearer sense of the shape of economic activity before a rally can resume. The bear market in high-yield bonds is more than two years old and investor sentiment is fairly negative. Valuation of high-yield bonds currently reflects investor perceptions that the market is riskier than normal. Yield spreads off US Treasury bonds of similar maturity were about 8.5% at March 31, 2001. Throughout much of the 1990s, yield spreads averaged around 5%. High-yield bonds seem inexpensive at current levels and distressed credits may be more depressed than fundamentals and asset protection would warrant.

Given our positive market outlook, we are fully invested. The quality profile of the portfolio is modestly above average relative to the CSFB Global High Yield Index benchmark. We are committing new purchases largely to better-quality issues. For example, in recent months we added core holdings in CMS Energy Corp., a BB-rated utility; Hilton Hotels Corporation, a BBB-rated hotel chain; a B-rated cable TV operator, Insight Communications; and a B-rated American Tower Corporation, a company that owns and manages towers leased to multiple wireless telephone operators. A schedule of quality ratings is shown on page 5. Relative to the market, we were overweighted in healthcare, metals and utilities, with major underweightings in fixed communications and financials.

In Conclusion
We appreciate your investment in Mercury U.S. High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee


(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager



May 14, 2001




March 31, 2001
Mercury U.S. High Yield Fund, Inc.



PORTFOLIO INFORMATION


PORTFOLIO PROFILE AS OF MARCH 31, 2001

The quality ratings* of securities in the Trust as of March 31, 2001 were as follows:


                           Percent of
S&P Rating/                Long-Term
Moody's Rating            Investments

A/A                            1.2%
BBB/Baa                        4.9
BB/Ba                         32.4
B/B                           52.8
CCC/Caa                        5.7
CC/Ca                          1.3
C/C                            0.4
D/D                            1.1
NR (Not Rated)                 0.2


*In cases when bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                            Percent of
Five Largest Industries     Net Assets

Health Services                8.3%
Energy                         6.4
Wireless Communications--
Domestic                       5.9
Wireless Communications--
International                  5.5
Utilities                      5.3




March 31, 2001
Mercury U.S. High Yield Fund, Inc.


PORTFOLIO INFORMATION (CONTINUED)

TEN LARGEST CORPORATE HOLDINGS
                                                                               Percent of
As of March 31, 2001                                                           Net Assets
Millicom International Cellular S.A.                                                2.1%
Millicom International Cellular develops and operates cellular telephone systems worldwide. The company has interests in 33 cellular systems in 20 countries, primarily in emerging markets.

Extendicare Health Services Inc.                                                    1.9
Extendicare Health Services, Inc. is one of the largest providers of long-
term care and related services in the United States. In total, the company operates, manages or provides selected consulting services to 224 long-term care facilities in 16 states. The company is one of the top 10 operators of long-term care facilities in the United States in terms of both numbers of beds and revenues.

UnitedGlobalCom, Inc.                                                               1.8
UnitedGlobalCom (formerly United International Holdings) is a global broadband communications provider of video, voice and data services with operations in various countries around the world. The company serves video subscribers, telephony access lines and high-speed broadband accounts.
United Global Communications also provides television programming services to subscribers worldwide.

The AES Corporation                                                                 1.8
AES is a leading global power company comprised of businesses providing generation, distribution and retail supply. The company's generating assets include interest in 128 facilities totaling over 44 gigawatts of capacity. AES'
electricity  distribution network has more than 954,000 km of conductor and associated rights of way and sells over 114,000 gigawatt hours per year to over 15 million end-use customers. In addition, through its various retail electricity supply businesses, the company sells electricity to more than
154,000 end-use customers.

Charter Communications Holdings*                                                    1.8
Charter Communications Holdings is the fourth-largest operator of cable systems in the United States. Through its broadband network of coaxial and fiber optic cable, the company provides video, data, interactive and private business network services to approximately 6.4 million customers in 40 states.

Host Marriott LP                                                                    1.8
Host Marriott LP is a lodging real estate company that currently owns or holds controlling interests in 122 upscale and luxury hotel properties, primarily operated under premium brands such as Marriott, Ritz-Carlton,
Hyatt, Four Seasons, Hilton and Swissotel.


                                                                                 Percent of
As of March 31, 2001                                                             Net Assets
Hexcel Corporation                                                                   1.7%
Hexcel Corporation is the world's leading advanced structural materials company. Hexcel is the largest US producer of carbon fiber; the world's largest weaver of structural fabrics; the leading global producer of fiberglass electronic materials; the No. 1 producer of composite materials such as honeycomb, prepregs, film adhesives and sandwich panels; and a leading manufacturer of composite parts and structures.

Western Resources Inc.                                                               1.7
Western Resources is a consumer services company with interests in monitored services and energy. Its security company holdings through owner-
ship of Protection One and Protection One Europe have more than 1.4 million security customers. Its utilities, KPL and KGE, provide electric service to approximately 634,000 customers in Kansas. Through its ownership
ONEOK Inc., a Tulsa-based natural gas company, Western Resources has a
45% interest in one of the largest natural gas distribution companies in the nation, serving more than 1.4 million customers.

Magellan Health Services, Inc.                                                       1.7
Magellan Health Services, Inc. is a national healthcare company that engages in the behavioral managed healthcare business and the human services business.
The company manages behavioral healthcare programs for HMOs, BlueCross/
BlueShield organizations and insurance companies. As of September 30, 2000, the company had approximately 71 million lives covered under behavioral managed healthcare contracts and managed behavioral healthcare programs for approximately 3,300 customers.

PharMerica, Inc.                                                                     1.7
PharMerica provides pharmacy products and services. The company provides its services to patients in skilled nursing facilities, assisted living facilities, residential and independent living communities, specialty hospitals, and the home setting.


*Includes combined holdings.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.



FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the two years, decreasing 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived its management fee and a portion of its other expenses. Without such waiver, the Fund's performance would have been lower.



March 31, 2001
Mercury U.S. High Yield Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)

RECENT PERFORMANCE RESULTS*
                                     6 Month       Since Inception   Standardized
As of March 31, 2001               Total Return      Total Return    30-Day Yield
Class I                               -5.21%            -6.63%           10.45%
Class A                               -5.33             -6.76            10.69
Class B                               -5.52             -6.99             9.37
Class C                               -5.61             -7.07            10.28
Credit Suisse First Boston
Global High Yield
Index**                               -0.37             -1.29             --

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the payable date.
The Fund commenced operations on 9/05/00.
**This unmanaged market-weighted Index mirrors the high yield debt markets of securities rated BBB or lower. Since inception total return for Credit Suisse First Boston Global High Yield Index is from 8/31/00.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (9/05/00)
through 3/31/01                            -6.63%        -10.36%

 *Maximum sales charge is 4.00%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC            CDSC**

Inception (9/05/00)
through 3/31/01                            -6.99%        -10.48%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (9/05/00)
through 3/31/01                           -6.76%         -10.49%

*Maximum sales charge is 4.00%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (9/05/00)
through 3/31/01                            -7.07%         -7.94%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2001
MERCURY U.S. HIGH YIELD FUND, INC.
Assets:
Investment in Master U.S. High Yield Trust, at value
(identified cost--$639,634)                                                               $     614,083
Prepaid registration fees and other assets                                                       31,641
                                                                                          -------------
Total assets                                                                                    645,724
                                                                                          -------------
Liabilities:
Payables:
 Dividends to shareholders                                               $       3,320
 Distributor                                                                       135            3,455
                                                                         -------------    -------------
Accrued expenses                                                                                 31,650
                                                                                          -------------
Total liabilities                                                                                35,105
                                                                                          -------------

Net Assets:
Net assets                                                                                $     610,619
                                                                                          =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                             $         266
Class A Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                       266
Class B Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                     4,132
Class C Shares of Common Stock, $.10 par value,
100,000,000 shares authorized                                                                     2,323
Paid-in capital in excess of par                                                                628,444
Undistributed realized capital gains on investments from
the Trust--net                                                                                      739
Unrealized depreciation on investments from the Trust--net                                     (25,551)
                                                                                          -------------
Net assets                                                                                $     610,619
                                                                                          =============

Net Asset Value:
Class I--Based on net assets of $23,285 and 2,664
shares outstanding                                                                        $        8.74
                                                                                          =============
Class A--Based on net assets of $23,254 and 2,660
shares outstanding                                                                        $        8.74
                                                                                          =============
Class B--Based on net assets of $361,117 and 41,321
shares outstanding                                                                        $        8.74
                                                                                          =============
Class C--Based on net assets of $202,963 and 23,227
shares outstanding                                                                        $        8.74
                                                                                          =============

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

STATEMENT OF OPERATIONS
For the Period September 5, 2000++ to March 31, 2001

MERCURY U.S. HIGH YIELD FUND, INC.
Investment Income:
Investment income allocated from the Trust                                                $      11,988
Expenses allocated from the Trust                                                                 (476)
                                                                                          -------------
Net investment income from the Trust                                                             11,512
                                                                                          =============

Expenses:
Registration fees                                                        $      61,144
Offering fees                                                                   39,677
Accounting services                                                                848
Administration fees                                                                251
Account maintenance and distribution fees--Class B                                 235
Account maintenance and distribution fees--Class C                                 152
Transfer agent fees--Class B                                                        39
Account maintenance fees--Class A                                                   33
Professional fees                                                                   21
Transfer agent fees--Class C                                                        20
Transfer agent fees--Class I                                                        15
Transfer agent fees--Class A                                                        15
                                                                         -------------
Total expenses before reimbursement                                            102,450
Reimbursement of expenses                                                    (101,142)
                                                                         -------------
Total expenses after reimbursement                                                                1,308
                                                                                          -------------
Investment income--net                                                                           10,204
                                                                                          -------------

Realized & Unrealized Gain (Loss) from the Trust--Net:
Realized gain on investments from the Trust--net:                                                   205
Unrealized depreciation on investments from the Trust--net                                     (25,551)
                                                                                          -------------
Net Decrease in Net Assets Resulting from Operations                                      $    (15,142)
                                                                                          =============

++Commencement of operations.

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS

MERCURY U.S. HIGH YIELD FUND, INC.
                                                                                          For the Period
                                                                                       September 5, 2000++
                                                                                          to March 31,
Increase (Decrease) in Net Assets:                                                             2001
Operations:
Investment income--net                                                                    $      10,204
Realized gain on investments from the Trust--net                                                    205
Unrealized depreciation on investments from the Trust--net                                     (25,551)
                                                                                          -------------
Net decrease in net assets resulting from operations                                           (15,142)
                                                                                          -------------

Dividends to Shareholders:
Investment income--net:
 Class I                                                                                        (1,530)
 Class A                                                                                        (1,496)
 Class B                                                                                        (5,288)
 Class C                                                                                        (1,890)
                                                                                          -------------
Net decrease in net assets resulting from dividends to shareholders                            (10,204)
                                                                                          -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                              535,965
                                                                                          -------------

Net Assets:
Total increase in net assets                                                                    510,619
Beginning of period                                                                             100,000
                                                                                          -------------
End of period*                                                                            $     610,619
                                                                                          =============

++Commencement of operations.

See Notes to Financial Statements.

March 31, 2001
Mercury U.S. High Yield Fund, Inc.

FINANCIAL HIGHLIGHTS
MERCURY U.S. HIGH YIELD FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      For the Period
                                                           September 5, 2000++ to March 31, 2001
Decrease in Net Asset Value:                         Class I       Class A        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00       $  10.00       $  10.00       $  10.00
                                                    --------       --------       --------       --------
Investment income--net                                   .60            .58            .57            .56
Realized and unrealized loss on
investments from the Trust--net                       (1.26)         (1.26)         (1.26)         (1.26)
                                                    --------       --------       --------       --------
Total from investment operations                       (.66)          (.68)          (.69)          (.70)
                                                    --------       --------       --------       --------
Less dividends from investment income--net             (.60)          (.58)          (.57)          (.56)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $   8.74       $   8.74       $   8.74       $   8.74
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                (6.63%)+++     (6.76%)+++     (6.99%)+++     (7.07%)+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                    1.37%*         1.61%*         1.78%*         2.18%*
                                                    ========       ========       ========       ========
Expenses++++                                        104.02%*       104.08%*       101.20%*       104.54%*
                                                    ========       ========       ========       ========
Investment income--net                               11.40%*        11.16%*         9.69%*         9.97%*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $     24       $     23       $    361       $    203
                                                    ========       ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Series' allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.



NOTES TO FINANCIAL STATEMENTS

Mercury U.S. High Yield FUND, Inc.

1. Significant Accounting Policies:
Mercury U.S. High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust") that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at March 31, 2001 was .11%. Prior to commencement of operations on September 5, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on August 9, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $534 have been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Incorporated ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM earned fees of $251, all of which were waived. In addition, FAM reimbursed the Fund $101,891 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                        Account
                                    Maintenance Fee    Distribution Fee

Class A                                   .25%               --
Class B                                   .25%              .50%
Class C                                   .25%              .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective February 22, 2001, the Fund did not accrue Class B distribution fees.

For the period September 5, 2000 to March 31, 2001, MLPF&S received contingent deferred sales charges of $1 relating to transactions in Class C Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $1,141 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period September 5, 2000 to March 31, 2001 were $632,051 and
$4,142, respectively.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $535,965 for the period September 5, 2000 to March 31, 2001.
Transactions in capital shares were as follows:


Class I Shares for the Period September 5, 2000++
to March 31, 2001                              Shares      Dollar Amount

Shares sold                                          10      $        94
Shares issued to shareholders
in reinvestment of
distributions                                       164            1,471
                                             ----------      -----------
Total issued                                        174            1,565
Shares redeemed                                    (10)             (93)
                                             ----------      -----------
Net increase                                        164      $     1,472
                                             ==========      ===========


++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class A Shares for the Period September 5, 2000++
to March 31, 2001                              Shares      Dollar Amount

Shares sold                                          10      $        94
Shares issued to shareholders in reinvestment of
distributions                                       160            1,438
                                             ----------      -----------
Total issued                                      170              1,532
Shares redeemed                                    (10)             (93)
                                             ----------      -----------
Net increase                                        160      $     1,439
                                             ==========      ===========


++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.




Class B Shares for the Period September 5, 2000++
to March 31, 2001                              Shares       Dollar Amount

Shares sold                                      38,568      $   349,401
Shares issued to shareholders
in reinvestment of
distributions                                       253            2,244
                                             ----------      -----------
Net increase                                     38,821      $   351,645
                                             ==========      ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


Class C Shares for the
Period September 5, 2000++
to March 31, 2001                              Shares      Dollar Amount

Shares sold                                      20,595      $   180,249
Shares issued to shareholders
in reinvestment of
distributions                                       141            1,253
                                             ----------      -----------
Total issued                                   20,736            181,502
Shares redeemed                                    (10)             (93)
                                             ----------      -----------
Net increase                                     20,726      $   181,409
                                             ==========      ===========

++Prior to September 5, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.




March 31, 2001
Mercury U.S. High Yield Fund, Inc.


INDEPENDENT AUDITORS' REPORT

MERCURY U.S. HIGH YIELD FUND, INC.

The Board of Directors and Shareholders,
Mercury U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury U.S. High Yield Fund, Inc. as of March 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period September 5, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury U.S. High Yield Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 5, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2001



IMPORTANT TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions paid monthly by Mercury U.S.
High Yield Fund, Inc. during the fiscal year ended March 31, 2001, 4.29% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.



March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS
MASTER U.S. HIGH YIELD TRUST

 S&P    Moody's    Face
Rating  Rating   Amount                     Corporate Bonds                             Value

AEROSPACE & DEFENSE--3.4%
B-     B3     $ 10,000,000    Fairchild Corporation, 10.75% due 4/15/2009            $  7,950,000
B      B2       10,000,000    Hexcel Corporation, 9.75% due 1/15/2009                   9,750,000
NR*    Ca        5,000,000    Kitty Hawk, Inc., 9.95% due 11/15/2004 (d)                1,425,000
                                                                                     ------------
                                                                                       19,125,000

Airlines--0.9%

BB-    Ba3       5,000,000    USAir Inc., 10.375% due 3/01/2013                         5,044,975

Automotive--0.5%

B-     B3       10,000,000    Federal-Mogul Corporation, 7.375% due
                              1/15/2006                                                 1,450,000
B-     B3        5,000,000    Venture Holdings Trust, 12% due 6/01/2009                 1,450,000
                                                                                     ------------
                                                                                        2,900,000

Broadcasting--Radio & Television--1.7%

B-     B2        6,000,000    Emmis Communications Corporation, 8.125%
                              due 3/15/2009                                             5,775,000
B-     B3        6,500,000    Emmis Escrow Corp., 12.50%** due
                              3/15/2011 (c)                                             3,623,750
                                                                                     ------------
                                                                                        9,398,750


Cable--Domestic--4.5%

B+     B2        4,500,000    Century Communications Corporation, 9.75% due
                              2/15/2002                                                 4,567,500
                              Charter Communications Holdings:
B+     B2        7,000,000     8.625% due 4/01/2009                                     6,772,500
B+     B2        3,000,000     10% due 4/01/2009                                        3,127,500
B-     B3       10,000,000    Insight Communications, 12.095%** due
                              2/15/2011 (c)                                             5,525,000
B+     B2        5,000,000    Olympus Communications LP/Capital Corp.,
                              10.625% due 11/15/2006                                    5,125,000
                                                                                     ------------
                                                                                       25,117,500


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
 Rating  Rating   Amount                    Corporate Bonds                             Value

Cable--International--3.8%
B      B2      $ 5,000,000    NTL Communications Corp., 12.375%** due
                              10/01/2008                                             $  2,925,000
D      NR*      25,000,000    Supercanal Holdings SA, 11.50% due
                              5/15/2005 (c)(d)                                          5,625,000
B-     B3       21,000,000    UnitedGlobalCom, Inc., 12.64%**
                              due 2/15/2008                                            10,185,000
B      B2        8,000,000    United Pan-Europe Communications, 13.466%**
                              due 2/01/2010                                             2,680,000
                                                                                     ------------
                                                                                       21,415,000

Capital Goods--0.9%

CCC+   B3        8,000,000    Trench Electric & Trench Inc., 10.25% due
                              12/15/2007                                                5,240,000

Chemicals--3.4%

B+     Ba2       5,000,000    Hercules Inc., 11.125% due 11/15/2007 (c)                 5,075,000
BB-    Ba3       7,000,000    ISP Holdings Inc., 9.75% due 2/15/2002                    6,825,000
B+     B2        5,000,000    Lyondell Chemical Company, 10.875% due
                              5/01/2009                                                 5,075,000
BB-    B3        2,250,000    Sterling Chemicals Inc., 12.375% due
                              7/15/2006                                                 2,103,750
                                                                                       19,078,750


Child Care--0.9%

B-     B3        5,000,000    Kindercare Learning Centers, Inc., 9.50% due
                              2/15/2009                                                 4,825,000

Communications--2.4%

B      B3       17,215,000    Impsat Corp., 12.375% due 6/15/2008                       8,822,688
CCC+   Ca       17,000,000    Orion Network Systems, Inc., 16.429%** due
                              1/15/2007                                                 4,590,000
                                                                                     ------------
                                                                                       13,412,688


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                     Corporate Bonds                             Value

Computer Services/Electronics--0.9%
BB-    Ba3    $  4,100,000    Amkor Technologies Inc., 9.25% due
                              2/15/2008 (c)                                          $  3,915,500
D      Ca        5,000,000    Dictaphone Corp., 11.75% due 8/01/2005                    1,375,000
                                                                                     ------------
                                                                                        5,290,500

Conglomerates--0.9%

B-     B3       10,000,000    Eagle-Picher Industries, 9.375% due 3/01/2008             5,050,000

Consumer Products--0.2%

CCC+   Caa1     10,000,000    Corning Consumer Products, 9.625% due
                              5/01/2008                                                 1,250,000

Consumer Services--1.6%

CCC+   Ca        9,360,000    AP Holdings Inc., 14.85%** due 3/15/2008                    690,300
B-     Caa2     15,000,000    Protection One Alarm Monitoring, 8.125% due
                              1/15/2009 (c)                                             8,062,500
                                                                                     ------------
                                                                                        8,752,800

Energy--6.4%

BB     Ba3       3,250,000    Grant Prideco Inc., 9.625% due 12/01/2007 (c)             3,428,750
BB-    Ba3       3,875,000    Key Energy Services Inc., 8.375% due
                              3/01/2008                                                 3,991,250
CCC    B3        8,000,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                 6,640,000
B+     B1        6,000,000    Parker Drilling Co., 9.75% due 11/15/2006                 6,210,000
A-     Baa3      5,000,000    R&B Falcon Corporation, 11.375% due
                              3/15/2009                                                 6,130,565
BB-    B1        5,000,000    Tesoro Petroleum Corp., 9% due 7/01/2008                  5,112,500
B-     B3        7,000,000    United Refining Co., 10.75% due 6/15/2007                 4,663,750
                                                                                     ------------
                                                                                       36,176,815

Entertainment--1.3%

D      Ca       10,000,000    Regal Cinemas Inc., 9.50% due 6/01/2008 (d)               1,150,000
B      B3        5,825,000    Six Flags Inc., 9.50% due 2/01/2009                       5,941,500
                                                                                     ------------
                                                                                        7,091,500


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
 Rating  Rating   Amount                    Corporate Bonds                             Value

Financial Services--0.5%
CCC-   Caa3   $  5,000,000    Amresco Inc., 9.875% due 3/15/2005                     $  2,737,500

Food & Beverage--1.1%

C      Ca        5,000,000    Chiquita Brands International Inc., 9.125% due
                              3/01/2004 (d)                                             2,375,000
BB     Ba2       2,000,000    Constellation Brands Inc., 8% due 2/15/2008 (c)           2,055,000
D      C        11,000,000    Vlasic Foods International Inc., 10.25% due
                              7/01/2009 (d)                                             1,980,000
                                                                                     ------------
                                                                                        6,410,000

Gaming--1.8%

BB+    Ba2       5,000,000    Park Place Entertainment, 7.875% due
                              12/15/2005                                                4,993,750
B-     Caa1      5,000,000    Venetian Casino/LV Sands, 12.25% due
                              11/15/2004                                                5,187,500
                                                                                     ------------
                                                                                       10,181,250

Health Services--8.3%

CCC+   Caa1     10,500,000    ALARIS Medical Inc., 14.993%** due
                              8/01/2008                                                 1,312,500
B+     B1        5,000,000    Beverly Enterprises Inc., 9% due 2/15/2006                5,075,000
CCC+   B3       13,000,000    Extendicare Health Services Inc., 9.35% due
                              12/15/2007                                               10,920,000
B+     Ba3       5,000,000    Fresenius Medical Capital Trust II, 7.875% due
                              2/01/2008                                                 4,862,500
B-     Caa1     10,000,000    Magellan Health Services, 9% due 2/15/2008                9,375,000
D      NR*       7,000,000    Mariner Post--Acute Network, 9.50% due
                              11/01/2007 (d)                                              105,000
B-     B3       10,200,000    PharMerica, Inc., 8.375% due 4/01/2008                    9,741,000
BB+    Ba1       5,000,000    Tenet Healthcare Corporation, 7.625% due
                              6/01/2008                                                 5,056,250
                                                                                     ------------
                                                                                       46,447,250


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Hotels--4.4%
BB     Ba2    $  3,000,000    Felcor Lodging LP,  9.50% due 9/15/2008                $  3,120,000
BBB-   Baa3      7,375,000    Hilton Hotels Corporation, 8.25% due
                              2/15/2011                                                 7,524,934
BB     Ba2      10,000,000    Host Marriott LP,  8.375% due 2/15/2006                   9,950,000
BB-    Ba2       4,000,000    Meristar Hospitality Corporation, 9% due
                              1/15/2008 (c)                                             4,060,000
                                                                                     ------------
                                                                                       24,654,934

Independent Power Producers--2.7%

B+     Ba3      10,000,000    The AES Corporation, 8.375% due 8/15/2007                 9,900,000
BB+    Ba1       5,000,000    Calpine Corp., 7.875% due 4/01/2008                       5,006,870
                                                                                     ------------
                                                                                       14,906,870

Industrial Services--1.6%

B      Caa1      7,500,000    Anthony Crane Rental LP, 10.375% due
                              8/01/2008                                                 3,356,250
B-     Caa2      8,000,000    Neff Corp., 10.25% due 6/01/2008                          3,400,000
CCC+   Caa3      2,000,000    Thermadyne Holdings Corp., 12.50%** due
                              6/01/2008                                                    45,000
CCC+   Caa2      6,000,000    Thermadyne Manufacturing, 9.875% due
                              6/01/2008                                                 2,325,000
                                                                                     ------------
                                                                                        9,126,250

Metals & Mining--3.1%

NR*    NR*      17,500,000    AEI Resources Inc., 11.50% due
                              12/15/2006 (c)(d)                                           962,500
BB     B3        4,000,000    Asarco Inc., 8.50% due 5/01/2025                          2,450,000
BB-    Ba3       6,000,000    Century Aluminum Company, 11.75% due
                              4/15/2008                                                 6,090,000
CCC+   Caa1      7,500,000    Kaiser Aluminum & Chemical Corp., 12.75% due
                              2/01/2003                                                 6,225,000
B      B3        2,000,000    Ormet Corporation, 11% due 8/15/2008 (c)                  1,635,000
                                                                                     ------------
                                                                                       17,362,500


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Packaging--2.0%
B      Caa1    $ 3,250,000    Huntsman Packaging Corporation, 13% due
                              6/01/2010                                              $  1,836,250
                              Owens-Illinois Inc.:
BB     B1        3,000,000     7.85% due 5/15/2004                                      2,505,000
BB     B1        3,000,000     7.15% due 5/15/2005                                      2,415,000
B-     B3        5,000,000    Tekni-Plex Inc., 12.75% due 6/15/2010                     4,550,000
                                                                                     ------------
                                                                                       11,306,250

Paper & Forest Products--0.9%

                              Doman Industries Limited:
B      Caa1      5,000,000     8.75% due 3/15/2004                                      2,825,000
B      Caa1      5,000,000     9.25% due 11/15/2007                                     2,450,000
                                                                                     ------------
                                                                                        5,275,000

Product Distribution--1.2%

NR*    NR*       8,500,000    Ameriserve Food Distributors, 8.875% due
                              10/15/2006 (d)                                              116,875
B+     Ba3       6,250,000    Fleming Companies Inc., 10.125% due
                              4/01/2008 (c)                                             6,468,750
NR*    NR*       5,000,000    Nebco Evans Holding Co., 16.34%** due
                              7/15/2007 (d)                                                   500
NR*    C        10,350,000    US Office Products Co., 9.75% due
                              6/15/2008 (d)                                               181,125
                                                                                     ------------
                                                                                        6,767,250

Publishing & Printing--2.6%

B-     B2        3,000,000    Advanstar Communications, 12% due
                              2/15/2011 (c)                                             3,075,000
BB-    Ba3       6,500,000    Primedia, Inc., 7.625% due 4/01/2008                      6,272,500
BBB-   Baa3      5,000,000    World Color Press Inc., 7.75% due 2/15/2009               5,011,450
                                                                                     ------------
                                                                                       14,358,950


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Real Estate--1.6%
BB-    Ba3    $  9,500,000    Forest City Enterprises Inc., 8.50% due
                              3/15/2008                                              $  9,179,375

Steel--1.6%

D      Caa3     15,000,000    Republic Technologies, 13.75% due
                              7/15/2009 (a)                                             2,025,000
B+     B3        5,000,000    WCI Steel Inc., 10% due 12/01/2004                        4,225,000
B-     Caa1      7,500,000    Weirton Steel Corp., 11.375% due 7/01/2004                2,962,500
                                                                                     ------------
                                                                                        9,212,500

Telephony--2.1%
B-     B3        6,000,000    CFW Communications Company, 13% due
                              8/15/2010                                                 4,110,000
B      B2        5,000,000    Intermedia Communications Inc., 8.60% due
                              6/01/2008                                                 4,925,000
B      B2        5,000,000    Nextlink Communications Inc., 10.75% due
                              6/01/2009                                                 2,975,000
                                                                                     ------------
                                                                                       12,010,000

Textiles--3.3%
B-     Ca       10,000,000    Galey & Lord, Inc., 9.125% due 3/01/2008                  6,450,000
BB-    Ba3       4,000,000    Levi Strauss & Company, 11.625% due
                              1/15/2008 (c)                                             4,120,000
                              Westpoint Stevens Inc.:
BB-    B1        6,500,000     7.875% due 6/15/2005                                     5,395,000
BB-    B1        3,000,000     7.875% due 6/15/2008 (f)                                 2,400,000
                                                                                     ------------
                                                                                       18,365,000


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Utilities--5.3%
BBB    Baa2   $  4,875,000    Avista Corporation, 9.75% due 6/01/2008 (c)            $  4,942,031
BB     Ba3       8,700,000    CMS Energy Corp., 7.50% due 1/15/2009                     8,224,615
BBB-   Ba1       7,000,000    PSE&G Energy Holdings, 8.625% due
                              2/15/2008 (c)                                             6,997,165
BB-    Ba2      10,000,000    Western Resources Inc., 6.875% due
                              8/01/2004                                                 9,816,590
                                                                                     ------------
                                                                                       29,980,401

Waste Management--2.2%

BB-    Ba3       5,000,000    Allied Waste North America, 8.875% due
                              4/01/2008                                                 5,150,000
BB-    Ba3       8,000,000    Browning-Ferris Industries, Inc., 6.375% due
                              1/15/2008                                                 7,259,880
                                                                                     ------------
                                                                                       12,409,880

Wireless Communications--Domestic--3.5%

CCC    Caa1      5,000,000    Airgate PCS Inc., 12.837%** due 10/01/2009                3,050,000
B      B3        5,000,000    American Tower Corporation, 9.375% due
                              2/01/2009 (c)                                             4,812,500
CCC+   B3        7,200,000    Nextel Partners Inc., 12.867%** due
                              2/01/2009                                                 4,482,000
B-     B3        5,000,000    SBA Communications Corp., 13.76%** due
                              3/01/2008                                                 3,975,000
B-     B3        7,875,000    Spectracite Holdings Inc., 12.875%** due
                              3/15/2010                                                 3,346,875
                                                                                     ------------
                                                                                       19,666,375


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Wireless Communications--International--5.5%
CCC-   Caa3   $ 10,000,000    Dolphin Telecom PLC, 17.059%** due
                              6/01/2008                                              $  1,150,000
B-     Caa1      4,000,000    McCaw International Ltd., 18.927%** due
                              4/15/2007                                                 2,580,000
B-     Caa1     13,000,000    Millicom International Cellular S.A., 16.028%**
                              due 6/01/2006                                            11,635,000
B-     Caa1     10,000,000    Nextel International Inc., 12.75% due
                              8/01/2010                                                 7,925,000
                              Telesystem International Wireless Inc.:
CCC-   Caa1      7,000,000     14.26%** due 6/30/2007                                   1,216,250
CCC-   Caa1     10,000,000     14.014%** due 11/01/2007                                 1,650,000
NR*    B3        4,950,000    Tritel PCS Inc., 10.375% due 1/15/2011 (c)                4,764,375
                                                                                     ------------
                                                                                       30,920,625

                              Total Investments in Corporate Bonds
                              (Cost--$669,315,046)--89.0%                             500,447,438
                                                                                     ============

                  Shares
                   Held                      Common Stocks

CABLE--INTERNATIONAL--0.0%

                     4,783    UnitedGlobalCom, Inc. (Class A)(d)                           62,629

Transportation--0.3%

                   204,166    Seabulk International, Inc. (d)                           1,626,948

Wireless Communications--Domestic--0.0%

                   497,541    Metrocall, Inc. (d)                                         116,611

                              Total Investments in Common Stocks
                              (Cost--$9,949,359)--0.3%                                  1,806,188


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value
CABLE--INTERNATIONAL--0.3%

                    85,700    UnitedGlobalCom, Inc. (Convertible Preferred)          $  1,788,987

Packaging--0.0%

                     3,250    Pliant Corporation (Warrants)(e)                             26,406

Product Distribution--0.0%

                     6,208    Nebco Evans Holding Co. (b)                                     776

Publishing & Printing--0.7%

                    50,000    Primedia, Inc. (Series H)                                 4,187,500

Steel--0.0%

                     7,000    Republic Technologies (Warrants)(e)                              70

Telephony--0.0%

                     6,000    Ntelos Inc. (Warrants)(e)                                    18,750

Wireless Communications--Domestic--2.4%

                     4,057    Crown Castle International Corporation (b)                3,864,293
                     8,128    Nextel Communications, Inc. (Series D)(b)                 6,847,840
                     3,401    Rural Cellular Corp. (Series B)(b)                        2,627,272
                                                                                     ------------
                                                                                       13,339,405

                              Total Investments in Preferred Stocks &
                              Warrants (Cost--$25,322,903)--3.4%                       19,361,894


March 31, 2001
Mercury U.S. High Yield Fund, Inc.

SCHEDULE OF INVESTMENTS (continued)
 S&P    Moody's    Face
Rating  Rating    Amount                    Corporate Bonds                             Value

Commercial Paper***--5.3%
               $ 4,000,000    Gannett Company, 4.98% due 4/16/2001                   $  3,992,253
                15,769,000    General Motors Acceptance Corp., 5.38% due
                              4/02/2001                                                15,769,000
                10,000,000    J.P. Morgan Securities Inc., 5.23% due
                              4/02/2001                                                10,000,000
                                                                                     ------------
                                                                                       29,761,253

US Government Agency Obligations***--1.1%

                 6,000,000    Federal Home Loan Mortgage Corp., 5.13% due
                              4/03/2001                                                 5,999,145

                              Total Investments in Short-Term Securities
                              (Cost--$35,760,398)--6.4%                                35,760,398

                              Total Investments
                              (Cost--$740,347,706)--99.1%                             557,375,918

                              Other Assets Less Liabilities--0.9%                       5,055,755
                                                                                     ------------
                              Net Assets--100.0%                                     $562,431,673
                                                                                     ============


*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
(a)Each $1,000 face amount contains one warrant of Republic
Technologies.
(b)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Non-income producing security.
(e)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f)Restricted securities as to resale. The value of the Trust's investment in restricted securities was $2,400,000, representing
0.4% of net assets.

                             Acquisition
Issue                            Date           Cost             Value

Westpoint Stevens Inc.,       8/24/2000--
7.875% due 6/15/2008           9/28/2000     $2,559,375       $2,400,000
                                             ----------       ----------
Total                                        $2,559,375       $2,400,000
                                             ==========       ==========


Ratings of issues shown have not been audited by Deloitte & Touche
LLP.

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001
MASTER U.S. HIGH YIELD TRUST
Assets:
Investments, at value (identified cost--$740,347,706)                                      $  557,375,918
Cash                                                                                                  747
Receivables:
 Interest                                                                 $   13,217,681
 Securities sold                                                               2,411,531
 Contributions                                                                 1,116,439
 Dividends                                                                       182,800       16,928,451
                                                                          --------------
Prepaid expenses and other assets                                                                 345,275
                                                                                           --------------
Total assets                                                                                  574,650,391
                                                                                           --------------

Liabilities:
Payables:
 Securities purchased                                                         10,846,206
 Withdrawals                                                                     764,421
 Investment adviser                                                              153,585
 Reorganization costs                                                             28,000       11,792,212
                                                                          --------------
Accrued expenses and other liabilities                                                            426,506
                                                                                           --------------
Total liabilities                                                                              12,218,718
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  562,431,673
                                                                                           ==============

Net Assets Consist of:
Partners' capital                                                                          $  745,403,461
Unrealized depreciation on investments--net                                                 (182,971,788)
                                                                                           --------------
Net assets                                                                                 $  562,431,673
                                                                                           ==============

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


STATEMENT OF OPERATIONS
For the Period September 1, 2000++ to March 31, 2001
MASTER U.S. HIGH YIELD TRUST
Investment Income:
Interest and discount earned                                                               $   37,262,804
Dividends                                                                                       1,561,571
                                                                                           --------------
Total income                                                                                   38,824,375
                                                                                           ==============

Expenses:
Investment advisory fees                                                  $    1,080,087
Accounting services                                                              182,930
Offering costs                                                                    45,677
Reorganization costs                                                              28,000
Custodian fees                                                                    25,327
Professional fees                                                                 16,223
Pricing fees                                                                       5,286
Trustees' fees and expenses                                                        4,710
Other                                                                             11,160
                                                                          --------------
Total expenses                                                                                  1,399,400
                                                                                           --------------
Investment income--net                                                                         37,424,975
                                                                                           --------------

Realized & Unrealized Loss on
Investments--Net:
Realized loss on investments--net                                                             (9,602,702)
Change in unrealized depreciation on investments--net                                        (64,106,857)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                      $  (36,284,584)
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


STATEMENT OF CHANGES
IN NET ASSETS
MASTER U.S. HIGH YIELD TRUST
                                                                                          For the Period
                                                                                       September 1, 2000++
                                                                                           to March 31,
Increase (Decrease)in Net Assets:                                                              2001
Operations:
Investment income--net                                                                     $   37,424,975
Realized loss on investments--net                                                             (9,602,702)
Change in unrealized depreciation on investments--net                                        (64,106,857)
                                                                                           --------------
Net decrease in net assets resulting from operations                                         (36,284,584)
                                                                                           --------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                                 598,616,157
                                                                                           --------------

Net Assets:
Total increase in net assets                                                                  562,331,573
Beginning of period                                                                               100,100
                                                                                           --------------
End of period                                                                              $  562,431,673
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


FINANCIAL HIGHLIGHTS
MASTER U.S. HIGH YIELD TRUST

The following ratios have been derived from information provided in the financial statements.
                                                                                          For the Period
                                                                                       September 1, 2000++
                                                                                           to March 31,
                                                                                               2001
Ratios to Average Net Assets:
Expenses                                                                                            .45%*
                                                                                           ==============
Investment income--net                                                                            12.13%*
                                                                                           ==============

Supplemental Data:
Net assets, end of period (in thousands)                                                   $      562,432
                                                                                           ==============
Portfolio turnover                                                                                 30.71%
                                                                                           ==============


*Annualized.
++Commencement of operations.
See Notes to Financial Statements.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MASTER U.S. HIGH YIELD TRUST
1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust, but will result in a $10,080,944 increase to the cost of securities and a corresponding $10,080,944 decrease to net unrealized depreciation, based on debt securities held as of March 31, 2001.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets.

In addition, MLPF&S received $11,406 in commissions on the execution of portfolio security transactions for the Trust for the period
September 1, 2000 to March 31, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2000. Up to this date, the Trust reimbursed FAM $68,450 for these services. As of January 1, 2001, accounting services are provided to the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust. The Trust will pay the costs of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 1, 2000 to March 31, 2001 were $192,737,520 and $158,785,539, respectively.

Net realized losses for the period September 1, 2000 to March 31, 2001 and net unrealized losses as of March 31, 2001 were as follows:

                                 Realized          Unrealized
                                  Losses             Losses

Long-term investments         $   (9,602,702)    $(182,971,788)
                              --------------     -------------
Total investments             $   (9,602,702)    $(182,971,788)
                              ==============     =============


As of March 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $183,834,929, of which $13,012,508 related to appreciated securities and $196,847,437 related to depreciated securities. At March 31, 2001, the aggregate cost of investments for Federal income tax purposes was $741,210,847.

4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period September 1, 2000 to March 31, 2001.


March 31, 2001
Mercury U.S. High Yield Fund, Inc.


INDEPENDENT AUDITORS' REPORT

MASTER U.S. HIGH YIELD TRUST

The Board of Trustees and Investors of
Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2001, the related statements of operations and changes in net assets and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 21, 2001